THE CUTLER TRUST

                                CUTLER CORE FUND
                                CUTLER VALUE FUND

                       Supplement Dated March 17, 2003 to
                  Prospectus Dated October 30, 2002, as amended
                                February 26, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

In the section captioned "PORTFOLIO MANAGERS" on page 7, the following information replaces the description of the portfolio managers after the introductory paragraph:

Mr. Kenneth R. Cutler, Co-Portfolio Manager for the Value Fund and the Core Fund, entered the investment business in 1945; between 1953 and 1962 he was principal operating and investment officer of two mutual funds; between 1962 and 1977 he held various investment positions; in 1977 he founded Cutler & Company, Inc., which reorganized in 1995 as Cutler & Company, LLC. He served as Portfolio Manager for the series of the Trust until 1999, after which he was employed as a consultant to the Adviser and served as an Investment Committee Member. Mr. Cutler is the Chairman of the Board of Trustees of the Trust. Mr. Cutler was reinstated as Co-Portfolio Manager on March 17, 2003.

Mr. Matthew Cutler Patten, Co-Portfolio Manager for the Value Fund and the Core Fund, received his BA from Boston College in Economics and Environmental
Geo-Science in 1998. He is an executive MBA candidate (2004), University of Chicago. Prior to University work, he was intern to Kenneth Cutler, who was Chairman of the Adviser. Since 1999, he has served as Chief Operating Officer of Cutler Asia and Portfolio Manager of the private equity division of the Adviser, and he has served as Co-Portfolio Manager of the Value Fund and the Core Fund since March 17, 2003.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE